UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 16, 2024
____________________________
OWLET, INC.
(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-39516	85-1615012
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 North Ashton Boulevard, Suite 300 Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)
(844) 334-5330
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	OWLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2024, Owlet, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”).
At the Annual Meeting, the stockholders of the Company approved an amendment (the “Amendment”) to the Company’s 2021 Incentive Award Plan (the “2021 Plan” and, as amended, the “Amended Plan”) to increase the number of shares of Class A common stock of the Company (“Common Stock”) available for issuance under the 2021 Plan by an additional 400,000 shares, subject to the annual increase on the first day of each calendar year beginning January 1, 2022 and ending on and including January 1, 2031, as calculated and originally prescribed by the 2021 Plan. The foregoing description of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference herein.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting, as certified by the Company’s inspector of election, are set forth below.

Proposal No. 1 — Election of Directors

The stockholders elected each of the three nominees for Class III director to serve on the Company’s Board of Directors (the “Board”) until the 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified. Voting results for the nominees were as follows:

Nominee	For	Withhold	Broker Non-Votes
Laura J. Durr	8,739,788	426,657	1,528,016
Amy N. McCullough	8,759,083	407,362	1,528,016
Lior Susan	8,907,230	259,215	1,528,016

Proposal No. 2 — Approval of an Amendment to the Company’s 2021 Incentive Award Plan

The stockholders approved the amendment to the 2021 Plan to increase the number of Common Shares reserved for issuance under the 2021 Plan. The voting results for this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
8,574,406	583,663	8,376	1,528,016

Proposal No. 3 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The voting results for this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
10,304,205	368,853	21,403	__

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

10.1	Owlet, Inc. 2021 Incentive Award Plan, as Amended (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 (333-281623) filed on August 16, 2024).

104	Cover Page Interactive Data file (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owlet, Inc.

Date: August 22, 2024	By:	/s/ Amanda Crawford
	Name:	Amanda Crawford
	Title:	Chief Financial Officer